Principal Funds, Inc.
Supplement dated September 15, 2017
to the Statutory Prospectus dated June 12, 2017
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

REDEMPTION OF FUND SHARES
Delete the final sentence of the third paragraph, and replace with the following:
Shares purchased by check may not be redeemed prior to seven calendar days following purchase. That period allows us time to receive notice from your bank of any problem. If you request a redemption during that period, you will be required to resubmit your request after the period has lapsed.

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